UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2015

Merrimack Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35409	04-3210530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square, Suite B7201 Cambridge, MA		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 441-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 13, 2015, Merrimack Pharmaceuticals, Inc. (the “Company”) entered into a Sales Agreement (the “Sales Agreement”) with Cowen and Company, LLC (“Cowen”) to sell from time to time shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), having an aggregate sales price of up to $40,000,000 (the “Shares”) through an “at the market offering” program (the “Offering”) under which Cowen will act as sales agent.

Sales Agreement Summary

The following is a summary of the Sales Agreement. This summary is not complete and is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is incorporated herein by reference to Exhibit 1.1 to the registration statement on Form S-3 (File No. 333-205637) that the Company filed with the Securities and Exchange Commission on July 13, 2015 (the “Registration Statement”).

In accordance with the terms of the Sales Agreement, upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, Cowen may sell the Shares by any method deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including sales made through The NASDAQ Global Market (“NASDAQ”), on any other existing trading market for the Common Stock or to or through a market maker. In addition, with the Company’s prior written approval, Cowen may also sell the Shares in negotiated transactions.

Cowen will use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable state and federal laws, rules and regulations and the rules of NASDAQ to sell on the Company’s behalf all of the shares requested to be sold by the Company.

The Company has no obligation to sell any of the Shares under the Sales Agreement. Either the Company or Cowen may at any time suspend solicitations and offers under the Sales Agreement upon proper notice to the other party.

The aggregate compensation payable to Cowen shall be equal to 3% of the gross proceeds from sales of the Shares sold by Cowen pursuant to the Sales Agreement.

The Sales Agreement contains customary representations and warranties, covenants of each party, and conditions to the sale of any Shares by Cowen thereunder. Additionally, each party has agreed in the Sales Agreement to provide indemnification and contribution against certain liabilities, including liabilities under the Securities Act, subject to the terms of the Sales Agreement.

The Sales Agreement will terminate upon the earlier of (i) the issuance and sale of all of the Shares through Cowen on the terms and conditions set forth therein or (ii) termination of the Sales Agreement as permitted therein. Cowen may terminate the Sales Agreement at any time in specified circumstances, including (a) in connection with the occurrence of a material adverse effect (as such term is defined in the Sales Agreement) with respect to the Company that, in Cowen’s reasonable judgment, may materially impair its ability to sell the Shares, (b) due to the Company’s inability, refusal or failure to perform specified conditions of the Sales Agreement, subject, in certain circumstances, to the Company’s right to cure within a period of 30 days, (c) if any other condition to Cowen’s obligations is not fulfilled, or (d) any suspension or limitation of trading in the Shares or in securities generally on NASDAQ. The Company and Cowen each has the right to terminate the Sales Agreement in its sole discretion at any time upon 10 days’ notice.

The Shares to be sold under the Sales Agreement, if any, may be issued and sold pursuant to the Registration Statement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 8.01.	Other Events.

The Company expects that the net proceeds from the Offering, if the Company issues and sells shares of Common Stock with maximum aggregate sales proceeds of $40,000,000 as specified in the prospectus that forms a part of the Registration Statement, together with its unrestricted cash and cash equivalents and available-for-sale securities of $91.8 million as of March 31, 2015 and $66.5 million of net milestones related to MM-398 that the Company anticipates receiving from Baxalta Incorporated, Baxalta US Inc. and Baxalta GmbH (collectively, “Baxalta”) in 2015, after offsetting payments to PharmaEngine, Inc. (“PharmaEngine”), and anticipated cost sharing reimbursements from Baxalta, will enable the Company to fund its operations, including continued investment in its research and development pipeline, into the second quarter of 2016. Because there is no minimum offering amount required as a condition to close the Offering, the actual total public offering amount is not determinable at this time. Any revenues from sales of MM-398, if it receives marketing approval, and any additional net milestones related to MM-398 that the Company receives from Baxalta, after offsetting milestone payments to PharmaEngine, would provide further funding for the Company’s operations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See Exhibit Index attached hereto.

Cautionary Note on Forward-Looking Statements

This Form 8-K contains forward-looking statements of the Company that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Form 8-K are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. In this Form 8-K, Company’s forward-looking statements include, among others, statements about the Company’s expectations with respect to its ability to fund its operations, including continued investment in its research and development pipeline, into the second quarter of 2016. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements that the Company makes due to a number of important factors, including those risk factors discussed in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 filed with the Securities and Exchange Commission (“SEC”) on May 7, 2015 and its other filings with the SEC. The forward-looking statements in this Form 8-K represent the Company’s views as of the date of this Form 8-K. The Company anticipates that subsequent events and developments will cause its views to change. However, while it may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMACK PHARMACEUTICALS, INC.

Date: July 13, 2015	By:	/s/ Jeffrey A. Munsie
Jeffrey A. Munsie
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Sales Agreement, dated as of July 13, 2015, between Merrimack Pharmaceuticals, Inc. and Cowen and Company, LLC (incorporated herein by reference to Exhibit 1.1 to the Company’s Registration Statement on Form S-3 (File No. 333-205637) filed on July 13, 2015).